Exhibit 99.(n)(ii)

SCHEDULE A

As of January 25, 20191

The Lord Abbett Family of Funds

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Bond-Debenture Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Developing Growth Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Calibrated Mid Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Bond Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Global Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Global Opportunity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Fixed Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Plus Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Corporate Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Floating Rate Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett High Yield Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Inflation Focused Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Growth Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Total Return Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Ultra Short Bond Fund	A, F, F3, I, R5, R6, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett California Tax-Free Income Fund	A, C, F, F3, I, P, T

[1]	As amended to reflect the addition of Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Mid Cap Value Fund, and Lord Abbett Health Care Fund, each a series of Lord Abbett Securities Trust.
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Lord Abbett High Yield Municipal Bond Fund	A, C, F, F3, I, P, T
Lord Abbett Intermediate Tax Free Fund	A, C, F, F3, I, P, T
Lord Abbett National Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, F3, I, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett Short Duration High Yield Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett Short Duration Tax Free Fund	A, C, F, F3, I, T

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Growth Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Small Cap Value Series	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Focused Growth Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Large Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Mid Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Fundamental Equity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Global Equity Research Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Global Select Equity Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Growth Leaders Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Health Care Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett International Equity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Value Fund[2]	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Micro-Cap Growth Fund	A, I
Lord Abbett Micro-Cap Value Fund	A, I
Lord Abbett Value Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio	VC
Calibrated Dividend Growth Portfolio	VC
Classic Stock Portfolio	VC
Developing Growth Portfolio	VC
Fundamental Equity Portfolio	VC
Growth and Income Portfolio	VC, P
Growth Opportunities Portfolio	VC
International Equity Portfolio	VC
International Opportunities Portfolio	VC
Mid Cap Stock Portfolio	VC
Short Duration Income Portfolio	VC
Total Return Portfolio	VC

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.	A, C, I

[2]	Effective September 30, 2018, Lord Abbett International Dividend Income Fund was renamed Lord Abbett International Value Fund.
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